EXHIBIT     DESCRIPTION

EX-99.a Amended Declaration of Trust dated March 9, 1998, revised March 1, 1999 is included herein.

EX-99.b Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit 2 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 2-91229, filed March 26, 1998 and incorporated herein by reference).

EX-99.d1 Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2 Amendment No. 1 dated March 31, 1998 to the Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc. (filed as
            Exhibit 5 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 2-91229, filed March 26, 1998 and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998 (filed as Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed January 30, 1998 and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as Exhibit b6b to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as Exhibit b6c to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.g1 Master Agreement by and between Twentieth Century Services, Inc. and Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed February 7, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.h2 Amendment No. 1 dated March 9, 1998 to the Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation (filed as Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 2-91229, filed March 26, 1998 and incorporated herein by reference).

EX-99.h3 Amendment No. 2 dated June 29, 1998 to the Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation (filed as Exhibit b9b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-99.h4 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent dated as of December 18, 1998 (filed as Exhibit h2 of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on May 7, 1999, and incorporated herein by reference).

EX-99.i     Opinion and consent of Counsel, included herein.

EX-99.j1 Consent of PricewaterhouseCoopers LLP, independent accountants, to be filed by amendment.

EX-99.j2 Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit 11 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Goverment Income Trust, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.j3    Power of Attorney dated December 18, 1998, included herein.

EX-27.4.1   Financial Data Schedule - Tax-Free Money Market Fund.

EX-27.4.2   Financial Data Schedule - Florida Municipal Money Market Fund.

EX-27.5.3   Financial Data Schedule - Intermediate-Term Tax-Free Fund.

EX-27.5.4   Financial Data Schedule - Florida Intermediate-Term Municipal Fund.

EX-27.5.5   Financial Data Schedule - Arizona Intermediate-Term Municipal Fund.

EX-27.5.6   Financial Data Schedule - Long-Term Tax-Free Fund.

EX-27.5.7   Financial Data Schedule - Limited-Term Tax-Free Fund.

EX-27.5.8   Financial Data Schedule - High-Yield Municipal Fund.